Exhibit 99.2

SunCoke Energy, Inc.

Q3 2013 Earnings

Conference Call

October 25, 2013

SunCoke EnergyTM

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the Third Quarter 2013 earnings releases of SunCoke Energy, Inc. (SunCoke) and the conference call held on October 25, 2013 at 11:30 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXC Q3 2013 Earnings Call 1

Q3 2013 Highlights

Continued Operations Excellence

Sustained high-level of operating performance in coke business

Driving coal cash cost performance

Maintained top quartile safety performance

Positioned for Future Organic Growth

Indiana Harbor—renewed contract with ArcelorMittal includes return on refurbishment capital; project on track

Leveraged SXCP as Growth Engine

Completed two acquisitions in coal logistics business

Received favorable private letter ruling on iron ore concentrating/pelletizing activities

SXCP raised Q4 distribution outlook; reaching first incentive distribution right (IDR) split

Expect to end year in upper half of initial 2013 Adjusted EBITDA and EPS guidance

SXC Q3 2013 Earnings Call 2

Q3 2013 Earnings Overview

Earnings Per Share (diluted)

$0.24

$0.32

$0.45

$0.03

$0.08

$0.09

2012

2013

Q1

Q2

Q3

Adjusted EBITDA(1) (in millions)

$55.5

$66.8

$73.7

$52.3

$52.4

$50.7

2012

2013

Q1

Q2

Q3

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Q3 2013 EPS of $0.09 reflects

Challenging coal price environment

Lower production and higher depreciation at Indiana Harbor

Income attributable to SXCP public holders

Strong Q3 liquidity position with

~$269 million cash ($79 million attributable to SXCP) and $148M revolver at SXC

Increased SXCP revolver to $150M

Expect to end year in upper half of initial 2013 Adjusted EBITDA and EPS guidance

Updated FY 2013 Adjusted EBITDA outlook of $215M - $230M

Updated FY 2013 EPS outlook of $0.35 - $0.55

SXC Q3 2013 Earnings Call

Q3 2013 Financial Results

($ in millions) Domestic Coke Sales Volumes Coal Sales Volumes Revenue Operating Income Net Income Attributable to Shareholders Earnings Per Share Coke Adjusted EBITDA(1) Coal Adjusted EBITDA(2) Coal Logistics Adj. EBITDA(2) Corporate/Other Adjusted EBITDA(2)

Q3’13 1,084 433 $390.5 $27.3 $6.2 $0.09 $63.7 ($2.6) $0.7 ($11.1) $50.7	Q3’12 1,116 392 $480.5 $52.7 $31.6 $0.45 $70.7 $10.7 $- ($7.7) $73.7	Q3’13 vs. Q3’12 (32) 41 ($90.0) ($25.4) ($25.4) ($0.36) ($7.0) ($13.3) $0.7 ($3.4) ($23.0)

(1) Coke Adjusted EBITDA includes Domestic Coke and Brazil & India Coke segments.

(2) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.

Revenues lower by 19%

Reflects impact of lower coal prices in coke and coal segments

Adjusted EBITDA down 31%

Coal weakness driven by ~$46/ton yr/yr decline in prices, partially offset by

~$20/ton in lower cash costs

Domestic coke business down vs. strong prior year comparison due to Indiana Harbor production and operating costs

EPS decline to $0.09 reflects

Coal segment weakness ($0.19)

Income attributable to SXCP public holders in Q3 2013 ($0.08)

Lower performance and accelerated depreciation at Indiana Harbor ($0.09)

SXC Q3 2013 Earnings Call

Adjusted EBITDA(1) Bridge – Q3 ‘12 to Q3 ‘13

Adjusted EBITDA impacted by coal business headwinds, Indiana Harbor performance and acquisition costs

($ in millions)

($1.0)

($4.5)

($13.3)

($1.5)

$0.7

$73.7($3.4)

India JV

($2.1M)

Acquisition costs(2)

($2.4M)

MLP public company expense ($0.9M)

$50.7

Q3 2012 Adjusted EBITDA(1)

Domestic Coke Business (excl. Indiana Harbor)

Indiana Harbor

Coal Mining

International Coke (3)

Coal Logistics

Corporate Costs

Q3 2013 Adjusted EBITDA(1)

(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

(2) Includes $1.8M payment to DTE Energy for assignment of buyout rights to SXCP in Lakeshore Coal Handling acquisition.

(3) Includes Brazil Coke and India Coke

SXC Q3 2013 Earnings Call

Diluted EPS Bridge - Q3 ‘12 to Q3 ‘13

EPS impacted by weak coal results, higher depreciation costs and income attributable to SXCP, partly offset by lower taxes

$0.45

Q3 2012 EPS attributable to SXC

($0.33) EBITDA

($0.02)

accelerated

depreciation at

Indiana Harbor

($0.06)

Depreciation

$0.10 Taxes

($0.08)

attributable to

SXCP public

unitholders

($0.07)

Net Income Attributable to NCI

$0.09

Q3 2013 EPS attributable to SXC

SXC Q3 2013 Earnings Call 6

Domestic Coke Business Summary

Adjusted EBITDA per ton was $59 on lower sales volumes

Domestic Coke Production

(thousands of tons)

1,097 1,082 1,051 1,081 1,081

154 153 152 158 153

178 173 167 171 176

297 291 290 297 295

291 294 264 276 273

177 171 178 179 184

Q3 ‘12 Q4 ‘12 Q1 ‘13 Q2 ‘13 Q3 ‘13

Jewell Indiana Harbor Haverhill Granite City Middletown

Domestic Coke Adjusted EBITDA(1) Per Ton

($ in millions, except per ton amounts)

$62/ton $58/ton (2) $ 58/ton $ 57/ton $ 59/ton

$70 $62 $61 $61 $64

Q3 ‘12 Q4 ‘12 Q1 ‘13 Q2 ‘13 Q3 ‘13

Domestic Coke Segment Adjusted EBITDA/ton

(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix.

(2) Includes $4.2 million favorable adjustment at Indiana Harbor due to finalization of 2011 billing review.

SXC Q3 2013 Earnings Call

Indiana Harbor’s Journey

Expect Adjusted EBITDA uplift of at least $25M by 2015 from contract renewal and refurbishment

2011

Missed yield, volumes and operating budget targets; purchased coke cover Conducted engineering review to evaluate plant conditions

2012

Operations improved, yields and volumes remained below targets Determined refurbishment objectives and costs; implemented late 2012

2013

Refurbishment ~50% complete in Q3 2013; impacting 2013 yields, volumes and operating costs 10-year renewal includes solid return on $85m of refurbishment capital Q4 2013 expected uplift of approx. $4m from renewal

2014

Refurbishment completed early 2014; new equipment installed 2H 2014

Anticipate continued higher operating costs and lower volumes due to refurbishment and potential blast furnace outage in 1H 2014 Expect to realize benefit of renewal and refurbishment as year progresses

2015

Anticipate achieving yield, volume and operating cost targets for full year Expect to realize full benefit of refurbishment and contract renewal

Indiana Harbor Adj. EBITDA

(100% basis before NCI)

2013E: expect Adj. EBITDA ~$10M

2014E: $10M -$15M YOY uplift from fee and cost improvement

2015E: $15M -$20M YOY uplift from cost and volume improvement

2011 2012 2013 2014 2015

SXC Q3 2013 Earnings Call 8

India Coke

Significant currency headwinds more than offset improved capacity utilization and sales at VisaSunCoke

Visa SunCoke

Q3’13 Q2’13

SXC share Coke Production Volumes (thousands of tons) 45 34

SXC share Coke Sales Volumes (thousands of tons) 47 26

Capacity Utilization (%) 84% 63%

EBITDA attributable to SXC(1) ($ million) ($2.1) $0.8

EBITDA $/ton (excluding FX impact)(1,2) $7 $31

(1) Represents SunCoke’s 49% share in Visa SunCoke

(2) FX change amounted to ~($51)/ton in Q3 2013

Equity loss of $2.3M

$2.4M due to FX losses on coal shipments

Implementing hedging program to address FX exposure on future cargos

Rupee has improved recently, gaining 5.9% against USD (Aug 30 - Oct 15)

India coke market fundamentals firming

Near term focus on operations execution and finalizing JV funding

SXC Q3 2013 Earnings Call

Coal Mining Financial Summary

Coal Mining Adjusted EBITDA[1] and Avg. Sales Price/Ton[2]


($ in millions, except per ton amounts)
$165
$166
$127
$118[4] ← cost → $123
$143
$144[3]
$121
$114 ← price → $120
$27
$16
($12)
($6)
($6)
$11
$6
($5)
($3)
($3)
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Coal Adjusted EBITDA
Coal Adj EBITDA / ton
Average Sales Price
Coal Cash Cost / ton

Coal Sales, Production and Purchases

	Q3 '12	Q4 '12	Q1 '13	Q2 '13	Q3 '13
Coal Sales	392	371	373	457	433
Coal Production	349	351	349	367	350
Purchased Coal	10	9	18	91	110
Reject Rate (%)	67	66	66	70	70

(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Avg. Sales Price is weighted avg. price for all sales, including to affiliates and Jewell Coke.
(3) Excludes Black Lung liability charge of $0.8 million and accrued potential fines and penalties of $1.5 million.
(4) Excludes the benefit of a $0.4 million decline in accrued potential fines and penalties.

Q3 2013 Adjusted EBITDA down $13.3 million

- Driven by ~$46 per ton decline in average price, partially offset by lower cash cost per ton
- Excluding favorable prior year contingent consideration adjustment of $3.2M, Adj. EBITDA down $10.1M

$20 per ton reduction in cash costs reflect ongoing focus on Coal Action Plan

- Recognize benefit of prior years' investment in mine planning, equipment and training
- Production flat on fewer operating mines and reduced staffing
- Cash cost increase vs. Q2 due to lower volumes at HKCC/Revelation

Anticipate FY 2013 Adjusted EBITDA of ($10) – ($15) million

Assessing potential for new prep plant to further reduce cash costs by ~$10/ton and de-link coke and coal operations

SXC Q3 2013 Earnings Call
10

SXC Liquidity Position

Ended quarter with strong cash position and revolver availability of $148M

($ in millions)

($ in millions) $348.1 $115.6 $232.5 Q2 2013 Cash Balance

$12.3 Attributable to SXCP Q3 2013 Net Income

$23.2 ($36.9) ($62.8) ($15.1) Includes: Tax credits paid to customers: ($17.5M) Accts Payable: ($13.5M) Interest Payable: ($10.6M) Depreciation, Depletion & Amortization

Working Capital, Deferred Taxes & Other

Includes: Indiana Harbor: ($16.2M) Lake Terminal Acquisition: ($28.6M) Capital Expenditures & Investments

Includes: Share repurchase: ($8.5M) Distribution to NCI ($5.7M) Financing Activities

$268.8 $78.5 $190.3 Q3 2013 Cash Balance

Post Q3 Close: On 10/1/13 closed KRT transaction, drawing down SXCP cash position by $46M and tapping SXCP revolver for $40M (Remaining SXCP revolver capacity $110M, reflecting revolver upsize during Q3)

SXC Q3 2013 Earnings Call

FY 2013 Adjusted EBITDA (1) Outlook

Expect FY 2013 Adjusted EBITDA(1) to be between $215M and $230M

	($ in millions)				Original Guidance: $205 - $230 million
$60-$75
$265.7			$50.7
				Benefits from:	$215-$230
Brazil dividend
		$52.4		Indiana Harbor renewal
Coal logistics
$52.3
FY 2012 Adj. EBITDA	Q1 2013 Adj. EBITDA	Q2 2013 Adj. EBITDA	Q3 2013 Adj. EBITDA	Estimated Q4 2013 Adj. EBITDA	Estimated FY 2013 Adj. EBITDA

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

SXC Q3 2013 Earnings Call

FY 2013 EPS (1) Outlook

Expect FY 2013 EPS(1) to be between $0.35 - $0.55

	($ per share)				Original Guidance:
$0.30 - $0.55
$0.15-$0.35
$1.40
$0.35 - $0.55
$0.09
$0.08
$0.03
FY 2012 EPS attributable to SXC	Q1 2013 EPS attributable to SXC	Q2 2013 EPS attributable to SXC	Q3 2013 EPS attributable to SXC	Estimated Q4 2013 EPS attributable to SXC	Estimated FY 2013 EPS attributable to SXC

(1) Excludes EPS attributable to noncontrolling interest

SXC Q3 2013 Earnings Call

Growth Strategy

Area of focus:	Cokemaking	Coal Logistics	Iron Ore Processing
Summary:	Greenfield development and/or acquisition of existing cokemaking facilities with long-term off-take agreements	Selective acquisition of coal handling & processing assets, with long-term off-take agreements and limited commodity exposure	Investment in ferrous side of steel value chain, such as in concentrating, pelletizing and transport/handling of iron ore
	Currently permitting a new potential plant		Evaluating potential greenfield DRI opportunities
Organic Growth (SXC)	Contract renewal and refurbishment at Indiana Harbor	n/a
India follow-ons
	Discussing potential acquisition of targeted coke assets	Two acquisitions complete to date	Received favorable ruling on qualifying income status of concentrating & pelletizing
M&A (SXCP)	Complexity implies a 2014 or beyond timeframe	Plan to leverage KRT team to grow business	Potential to deploy tolling/pass-through model

SXC Q3 2013 Earnings Call

QUESTIONS

SunCoke Energy TM

SXC Q3 2013 Earnings Call

Investor Relations:

630-824-1907

www.suncoke.com

SunCoke Energy TM

APPENDIX

SunCoke Energy TM

SXC Q3 2013 Earnings Call

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment.

EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.

SXC Q3 2013 Earnings Call

Reconciliation from Net Income to Adjusted EBITDA

$ in millions	Q3	2013	Q2	2013	Q1	2013	FY	2012	Q4	2012	Q3	2012	Q2	2012	Q1	2012
Net Income		12.3		12.7		6.4		102.5		29.0		32.9		24.0		16.6
Subtract: Depreciation, depletion and amortization		(23.2)		(23.4)		(23.9)		(80.8)		(23.3)		(18.9)		(20.2)		(18.4)
Subtract: Interest expense, net		(12.1)		(12.1)		(15.8)		(47.8)		(11.8)		(12.2)		(11.8)		(12.0)
Subtract: Income Tax		(0.6)		(1.1)		(4.8)		(23.4)		(3.5)		(7.6)		(7.0)		(5.3)
EBITDA		48.2		49.3		50.9		254.5		67.6		71.6		63.0		52.3
Add: Sales discount		2.2		2.1		1.4		11.2		2.1		2.1		3.8		3.2
Add: Adjustment to unconsolidated affiliate earnings		0.3		1.0		-		-		-		-		-		-
Adjusted EBITDA		50.7		52.4		52.3		265.7		69.7		73.7		66.8		55.5
Adjusted EBITDA attributable to noncontrolling interests		(9.9)		(10.7)		(8.4)		(3.0)		(1.5)		(1.1)		(0.9)		0.5
Adjusted EBITDA attributable to SXC		40.8		41.7		43.9		262.7		68.2		72.6		65.9		56.0

SXC Q3 2013 Earnings Call

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton

$ in millions, except per ton data Q3 2013 Adjusted EBITDA Sales Volume (thousands of tons) Adjusted EBITDA per Ton Q2 2013 Adjusted EBITDA Sales Volume (thousands of tons) Adjusted EBITDA per Ton Q1 2013 Adjusted EBITDA Sales Volume (thousands of tons) Adjusted EBITDA per Ton Q4 2012 Adjusted EBITDA Sales Volume (thousands of tons) Adjusted EBITDA per Ton Q3 2012 Adjusted EBITDA Sales Volume (thousands of tons) Adjusted EBITDA per Ton

Domestic Coke 64.3 1,084 59.3 61.3 1,074 57.1 61.1 1,058 57.8 62.4 1,077 57.9 69.8 1,116 62.5	Brazil Coke 1.5 221 6.8 1.6 217 7.4 1.6 216 7.4 10.2 239 42.7 0.9 310 2.9	India Coke (1) (2.1) 47 (44.7) 0.8 26 30.8 N/A N/A N/A N/A N/A N/A N/A N/A N/A	Coal Mining (2.6) 433 (6.0) (2.6) 457 (5.7) (4.6) 367 (12.5) 6.0 370 16.2 10.7 392 27.3	Coal Logistics 0.7 136 5.1 N/A N/A N/ A N/A N/A N/ A N/A N/A N/ A N/A N/A N/ A	Corporate (11.1) (8.7) (5.8) (8.9) (7.7)	Combined 50.7 52.4 52.3 69.7 73.7

(1) Represents SunCoke’s 49% share in Visa SunCoke production and results.

SXC Q3 2013 Earnings Call

SXC: 2013 Guidance Summary

Expect to end year in upper half of initial Adjusted EBITDA and EPS guidance

Metric Adjusted EBITDA (1) Consolidated Attributable to SXC Shareholders EPS Attributable to SXC Shareholders (diluted) Cash Flow from Operations Capital Expenditures Investments Effective Tax Rate Cash Tax Rate Domestic Coke Production Coal Production

2013 Guidance $215 – $230 million $175 – $188 million $0.35 – $0.55 ~$120 million(2) $130 million $183 million 14% – 20% 12% – 20% ~4.3 million tons ~1.4 million tons

Prior:

$205 - $ 230 million

Prior:

$0.30 - $ 0.55

(1) Please see next page for a reconciliation of 2013E Adjusted EBITDA

(2) Reflects ~$38 million of sales discounts payable to customers (of which ~$12million was pre-funded at SXCP with IPO proceeds) and ~$20 million higher expected receivables due to extended payment terms with AK Steel

SXC Q3 2013 Earnings Call

SXC — Expected 2013 EBITDA Reconciliation

2013E Net Income to Adjusted EBITDA Reconciliation - SXC

(in millions)	2013E Low	2013E High
Net Income	$51	$57
Depreciation, depletion and amortization	96	95
Interest expense, net	54	54
Income tax expense	7	14
EBITDA	$208	$220
Sales discounts	7	7
Adjustment to unconsolidated affiliate earnings(1)	–	3
Adjusted EBITDA	$215	$230
EBITDA attributable to noncontrolling interests(2)	(40)	(42)
Adjusted EBITDA attributable to SXC	$175	$188

(1) Represents SXC share of India JV interest, taxes and depreciation expense

(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE’s interest in Indiana Harbor

SXC Q3 2013 Earnings Call

2013 Estimated Capital Expenditures & Investments SXCP

For Year Ended December 31, 2013

($ in millions)	SXC	SXCP	Consolidated
On-Going	$35	$14	$49
Environmental Remediation	$2	$21	$23
Expansion	$58	-	$58
Total CapEx	$95	$35	$130
Investments	$68	$115	$183
Total CapEx & Investments	$163	$150	$313

SXC includes ~$15M coke and ~$20M coal

SXCP reflects 100% of capital expenditures at Haverhill and Middletown

Indiana Harbor refurbishment

Prefunded from IPO proceeds

Lakeshore and KRT acquisitions

VisaSunCoke JV

SXC Q3 2013 Earnings Call